SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934.



Date of Report (Date of earliest event reported): September 11, 1995
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                        AMERICAN WIRELESS SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)



           DELAWARE                       0-11412                41-1616965
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(State or other jurisdiction of  (Commission File Number)      (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)



7426 E. Stetson Drive, Suite 220, Scottsdale, AZ                85251
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(Address of Principal Executive Offices)                     (Zip Code)



Registrant's telephone number, including area code:   (602) 994-4301
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11811 N. Tatum Blvd., Suite 1060, Phoenix, AZ  85028
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         (Former name or former address, if changed since last report)

Item 5.      Other Events

             An Agreement and Plan of Merger between the Registrant, Heartland Mergersub, Inc, a Delaware corporation and Heartland Wireless Communications, Inc., a Delaware corporation was signed on September 11, 1995. The Registrant will receive approximately $34,000,000 in Heartland Wireless Communications, Inc. common stock, subject to adjustments in certain events.



Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit No.
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Exhibit 10.30   Agreement and Plan of Merger dated September 11, 1995 between the Registrant, Heartland Mergersub, Inc. and Heartland Wireless Communications, Inc.




                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                 AMERICAN WIRELESS SYSTEMS, INC.
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                                                           (Registrant)




DATED:  September 25, 1994                       By:  /s/Steven G. Johnson
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                                                      Steven G. Johnson
                                                      President and
                                                      Chief Executive Officer